Prospectus

Growth equity

Delaware Smid Cap Growth Fund

(formerly, Delaware Growth Opportunities Fund)

January 28, 2010

(as amended and restated October 12, 2010)

Nasdaq ticker symbol
Institutional Class	DFDIX

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Get shareholder reports and prospectuses online instead of in the mail. Visit www.delawareinvestments.com/edelivery.

Fund summary

What is the Fund's investment objective?

Delaware Smid Cap Growth Fund seeks long-term capital appreciation.

What are the Fund's fees and expenses?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment)
Class	Institutional
Maximum sales charge (load) imposed on purchases as a percentage of offering price	none
Maximum deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	Institutional
Management fees	0.74%
Distribution and service (12b-1) fees	none
Other expenses[1]	0.61%
Total annual fund operating expenses	1.35%
Fee waivers[2]	(0.12%)
Total annual fund operating expenses after fee waivers	1.23%
1	"Other expenses" have been restated to reflect the Fund's share of the expenses associated with the reorganization of the Delaware Trend® Fund into the Fund.
2

In connection with the reorganization of Delaware Trend® Fund into the Fund in October 2010, the Fund's investment manager, Delaware Management Company (Manager), is contractually waiving its investment advisory fees and/or paying expenses (excluding taxes, interest, inverse floater program expenses, brokerage fees, short sale and dividend interest expenses, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) to the extent necessary to prevent total annual fund operating expenses from exceeding 1.22% of the Fund's average daily net assets from October 11, 2010 through October 10, 2011.  These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager's expense waivers and reimbursements for the one-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Institutional
1 year	$125
3 years	$416
5 years	$728
10 years	$1,613

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 106% of the average value of its portfolio.

What are the Fund's principal investment strategies?

The Fund invests primarily in common stocks of growth-oriented companies that we believe have long-term capital appreciation potential and expect to grow faster than the U.S. economy. We particularly seek small- to mid-sized companies. For purposes of the Fund, we will generally consider companies that, at the time of purchase, have total market capitalizations within the range of market capitalizations of companies in the Russell 2500® Growth Index. As of the latest reconstitution on June 30, 2009, the average market capitalization of a company in the Russell 2500 Growth Index was approximately $1.773 billion and the median market capitalization was approximately $465 million. The Index had a total market capitalization range of approximately $52 million to $4.244 billion.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of small- and mid-capitalization companies (80% Policy). The Fund's 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

Using a bottom up approach, we seek to select securities of companies that we believe have attractive end market potential, dominant business models, and strong free cash flow generation that are attractively priced compared to intrinsic value of the securities. We also consider a company's operational efficiencies, management's plans for capital allocation, and the company's shareholder orientation. All of these factors give us insight into the outlook for a company, helping us identify companies poised for sustainable free cash flow growth. We believe that sustainable free cash flow growth, if it occurs, may result in price appreciation for the company's stock.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. Principal risks include:

Risk	Definition
Investment not guaranteed by the Manager or its affiliates

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Market risk

The risk that all or a majority of the securities in a certain market-such as the stock or bond market-will decline in value because of factors such as adverse political or economic conditions, future expectations, or investor confidence or heavy institutional selling.

Small company risk	The risk that prices of small- and medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.
Limited number of stocks risk

The possibility that a single security's increase or decrease in value may have a greater impact on the fund's value and total return because the fund may hold larger positions in fewer securities than other funds.

Futures and options risk

The possibility that a fund may experience a loss if it employs an options or futures strategy related to a security or a market index and that security or index moves in the opposite direction from what the manager anticipated. Futures and options also involve additional expenses, which could reduce any benefit or increase any loss that a fund gains from using the strategy.

Foreign risk

The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; or inadequate or different regulatory and accounting standards.

Interest rate risk

The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because smaller companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.

Credit risk

The possibility that a bond's issuer (or an entity that insures the bond) will be unable to make timely payments of interest and principal. Bonds rated below investment grade are particularly subject to this risk.

Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a fund has valued them.

How has Delaware Smid Cap Growth Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1-, 5-, and 10-years compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund's most recently available month-end performance by calling 800 362-7500 or by visiting our web site at  www.delawareinvestments.com/performance.com.

Effective January 21, 2010, the Fund transitioned to invest primarily in common stocks of small-to-medium-sized, growth-oriented companies whose total market capitalization at the time of investment is within the range of the Russell 2500 Growth Index. Prior to this time, the Fund invested primarily in stocks of medium-sized companies whose total market capitalization at the time of investment was within the range of the Russell Midcap® Growth Index. The returns reflected in the bar chart may not be indicative of future performance.

Year-by-year total return (Institutional Class)

During the periods illustrated in this bar chart, the Institutional Class's highest quarterly return was 23.43% for the quarter ended December 31, 2001 and its lowest quarterly return was -25.76% for the quarter ended December 31, 2008.

Average annual total returns for periods ended December 31, 2009

	1 year	5 years	10 years
Return before taxes	44.89%	2.11%	-0.16%
Return after taxes on distributions	44.89%	1.13%	-1.18%
Return after taxes on distributions and sale of Fund shares	29.18%	1.75%	-0.30%
Russell 2500 Growth Index (reflects no deduction for fees, expenses, or taxes)	41.65%	1.99%	-0.18%
Russell Midcap Growth Index (reflects no deduction for fees, expenses, or taxes)	46.29%	2.40%	-0.52%

The Russell 2500 Growth Index is replacing the Russell Midcap Growth Index due to the transitioning of the Fund's investment objective and strategies because the Manager believes that the Russell 2500 Growth Index will better reflect the Fund's comparative performance in the smid cap growth universe. The Russell Midcap Growth Index may be excluded from this comparison in the future.

The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored
 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
Christopher J. Bonavico, CFA	Vice President, Senior Portfolio Manager, Equity Analyst	January 2010
Kenneth F. Broad, CFA	Vice President, Senior Portfolio Manager, Equity Analyst	January 2010

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial advisor; by regular mail (c/o Delaware Investments, P.O. Box 219691, Kansas City, MO 64121-9691); by overnight courier service (c/o Delaware Service Center, 430 W. 7th Street,
 Kansas City, MO 64105); by telephone to your Client Services Representative at 800 362-7500 weekdays from 8 a.m. to 7 p.m. Eastern time; by telephone to our automated telephone service at 800 362-3863 at any time; through our web site at www.delawareinvestments.com; or by wire.

There is no minimum initial purchase requirement for Institutional Class shares, but Institutional Class shares are available for purchase only by the following: (1) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover IRAs from such plans; (2) tax-exempt employee benefit plans of the Fund's Manager or its affiliates and of securities dealer firms with a selling agreement with Delaware Distributors, L.P. (Distributor); (3) institutional advisory clients (including mutual funds) of the Manager or its affiliates, as well as those clients' affiliates, and their corporate sponsors, subsidiaries, related employee benefit plans, and rollover IRAs of, or from, such institutional advisory accounts; (4) a bank, trust company, or similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; (5) registered investment advisors (RIAs) investing on behalf of clients that consist solely of institutions and high net worth individuals having at least $1 million entrusted to an RIA for investment purposes (use of the Institutional Class shares is restricted to RIAs who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients); (6) certain plans qualified under Section 529 of the Internal Revenue Code of 1986, as amended (Code), for which the Fund's Manager, Distributor, or service agent, or one or more of their affiliates provide recordkeeping, administrative, investment management, marketing, distribution, or similar services; (7) programs sponsored by financial intermediaries where: (a) such programs allow or require the purchase of Institutional Class shares, (b) the financial intermediary has entered into an agreement covering the arrangement with the Distributor and/or the Fund's transfer agent, and (c) the financial intermediary (i) charges clients an ongoing fee for advisory, investment consulting or similar service, or (ii) offers the Institutional Class shares through a no-commission network or platform; or (8) private investment vehicles, including, but not limited to, foundations and endowments.

Tax information

The Fund's distributions are generally taxable, and will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to broker/dealers and other
financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

How we manage the Fund

We take a disciplined approach to investing, combining investment strategies and risk management techniques that we believe can help shareholders meet their goals.

Our investment strategies

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we believe are the best investments for the Fund. The following are descriptions of how the portfolio management team pursues the Fund's investment objective.

Delaware Smid Cap Growth Fund seeks long-term capital appreciation. The Fund invests primarily in common stocks and generally focuses on small- to mid-sized companies that address large market opportunities.

Our goal is to own companies that we expect to grow faster than the U.S. economy. Using a bottom up approach, we look for companies that:

  have large end market potential, dominant business models and strong free cash flow generation;

  demonstrate operational efficiencies;

  have planned well for capital allocation; and

  have governance policies that tend to be favorable to shareholders.

There are a number of catalysts that might increase a company's potential for free cash flow growth. Our disciplined, research-intensive selection process is designed to identify catalysts such as:

  management changes;

  new products;

  structural changes in the economy; or

  corporate restructurings and turnaround situations.

The Fund generally holds 25 to 30 stocks, although from time to time the Fund may hold fewer or more names depending on our assessment of the investment opportunities available. We maintain a diversified portfolio representing a number of different industries. Such an approach helps to minimize the impact that any one security or industry could have on the Fund if it were to experience a period of slow or declining growth.

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, shareholders would receive at least 60 days' notice before the change in the objective became effective.

The securities in which the Fund typically invests

Stocks offer investors the potential for capital appreciation and may pay dividends as well. Please see the Fund's statement of additional information (SAI) for additional information about certain of the securities described below as well as other securities in which the Fund may invest.

Common stocks

Common stocks are securities that represent shares of ownership in a corporation. Stockholders may participate in a corporation's profits through its distribution of dividends to stockholders, proportionate to the number of shares they own.

How the Fund uses them: Under normal circumstances, we generally will invest 85% to 100% of the Fund's net assets in common stock with an emphasis on medium-sized companies.

Foreign securities and American depositary receipts (ADRs)

Foreign securities are issued directly by non-U.S. entities. ADRs are typically issued by a U.S. bank and represent the bank's holdings of a stated number of shares of a foreign corporation. An ADR entitles the holder to all dividends and capital gains earned by the underlying foreign shares. ADRs are typically bought and sold on U.S. securities exchanges in the same way as other U.S. securities. Sponsored ADRs are issued jointly by the issuer of the underlying security and the depositary, and unsponsored ADRs are issued by the depositary without the participation of the issuer of the underlying security.

How the Fund uses them: The Fund may invest up to 20% of its net assets in securities of foreign issuers. Such foreign securities may be traded on a foreign exchange, or they may be in the form of ADRs. Direct ownership of foreign securities will typically not be a significant part of our strategy. We may, however, own ADRs when we think they offer greater appreciation potential than U.S. securities.

Foreign currency transactions

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency on a fixed future date at a price that is set at the time of the contract. The future date may be any number of days from the date of the contract as agreed by the parties involved.

How the Fund uses them:  Although we value the Fund's assets daily in U.S. dollars, we do not intend to convert the Fund's holdings of foreign currencies into U.S. dollars on a daily basis. We are permitted to, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency exchange transactions. We may conduct the Fund's foreign currency transactions on a cash basis at the rate prevailing in the foreign currency exchange market or through a forward foreign currency exchange contract or forward contract.

We may use forward contracts for defensive hedging purposes to attempt to protect the value of the Fund's current security or currency holdings. We may also use forward contracts if we have agreed to sell a security and want to "lock-in" the price of that security, in terms of U.S. dollars. Investors should be aware of the costs of currency conversion. We will not use forward contracts for speculative purposes. Despite the ability to utilize foreign currency transactions as described above, we do not currently intend to use such transactions often and may determine not to use foreign currency transactions at all.

Fixed income securities

Securities that may include debt securities, bonds, and convertible bonds, as well as noninvestment grade fixed income securities.

How the Fund uses them: We may invest up to 20% of the Fund's assets in debt securities and bonds. We may also invest up to 15% of this portion in noninvestment grade bonds if we believe that doing so would help us to meet the Fund's objective. We may also invest in convertible bonds, preferred stocks, and convertible preferred stock, provided that these investments, when aggregated with the Fund's investments in debt securities and bonds, do not exceed 35% of the Fund's assets.

Repurchase agreements

A repurchase agreement is an agreement between a buyer of securities, such as a fund, and a seller of securities, in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed-upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

How the Fund uses them: Typically, the Fund may use repurchase agreements as short-term investments for the Fund's cash position. In order to enter into these repurchase agreements, the Fund must have collateral of at least 102% of the repurchase price. The Fund will only enter into repurchase agreements in which the collateral is U.S. government securities. In the Manager's discretion, the Fund may invest overnight cash balances in short-term discount notes issued or guaranteed by the U.S. government, its agencies or instrumentalities, or government-sponsored enterprises.

Restricted securities

Restricted securities are privately placed securities whose resale is restricted under U.S. securities laws.

How the Fund uses them: The Fund may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as "Rule 144A Securities." Restricted securities that are determined to be illiquid may not exceed the Fund's limit on investments in illiquid securities.

Illiquid securities

Illiquid securities are securities that do not have a ready market and cannot be readily sold within seven days at approximately the price at which a fund has valued them.

How the Fund uses them: The Fund may invest up to 15% of its net assets in illiquid securities.

Futures and options

Futures contracts are agreements for the purchase or sale of a security or a group of securities at a specified price, on a specified date. Unlike purchasing an option, a futures contract must be executed unless it is sold before the settlement date.

Options represent a right to buy or sell a security or a group of securities at an agreed upon price at a future date. The purchaser of an option may or may not choose to go through with the transaction. The seller of an option, however, must go through with the transaction if its purchaser exercises the option.

Certain options and futures may be considered derivative securities.

How the Fund uses them: If we have stocks that have unrealized gains because of past appreciation, we may want to protect those gains when we anticipate adverse conditions. We might use options or futures to neutralize the effect of any price declines, without selling the security. We might also use options or futures to gain exposure to a particular market segment without purchasing individual securities in that segment. We might use this approach if we had excess cash that we wanted to invest quickly.

 We might use covered call options if we believe that doing so would help the Fund to meet its investment objective.

 Use of these strategies can increase the operating costs of the Fund and can lead to loss of principal.

 The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Other investment strategies

Borrowing from banks

The Fund may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. The Fund will be required to pay interest to the lending banks on the amounts borrowed. As a result, borrowing money could result in the Fund being unable to meet its investment objective.

Lending securities

The Fund may lend up to 25% of its assets to qualified broker/dealers or institutional investors for their use in securities transactions. Borrowers of the Fund's securities must provide collateral to the Fund and adjust the amount of collateral each day to reflect changes in the value of the loaned securities. These transactions may generate additional income for the Fund.

Initial public offerings (IPOs)

Under certain market conditions, the Fund may invest in companies at the time of their IPO. Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs may be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Temporary defensive positions

In response to unfavorable market conditions, the Fund may make temporary investments in cash or cash equivalents or other high-quality, short-term instruments. These investments may not be consistent with the Fund's investment objective. To the extent that the Fund holds such instruments, it may be unable to achieve its investment objective.

The risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The table below describes the principal risks you assume when investing in the Fund. Please see the SAI for a further discussion of these risks and other risks not discussed here.

Market risk

Market risk is the risk that securities or industries in a certain market—such as the stock or bond market—will decline in value because of economic conditions, future expectations, or investor confidence.

How the Fund strives to manage it: We maintain a long-term investment approach and focus on securities that we believe can appreciate over an extended period of time regardless of interim market fluctuations. We do not try to predict overall stock market movements and though we may hold securities for any amount of time, we generally do not trade for short-term purposes.

Industry and security risks

Industry risk is the risk that the value of securities in a particular industry (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry.

Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond (due to situations that could range from decreased sales to events such as a pending merger or actual or threatened bankruptcy).

How the Fund strives to manage them: We limit the amount of the Fund's assets invested in any one industry and in any individual security. We also follow a rigorous selection process before choosing securities and frequently monitor them while they remain in the portfolio.

Limited number of stocks risk

Limited number of stocks risk is the possibility that a single security's increase or decrease in value may have a greater impact on the fund's value and total return because the fund may hold larger positions in fewer securities than other funds.

How the Fund strives to manage it: We maintain a diversified portfolio representing a number of different industries, which helps to minimize the impact that any one security or industry could have on the Fund if it were to experience a period of slow or declining growth.

Small company risk

Small company risk is the risk that prices of smaller companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

How the Fund strives to manage it: Though we may invest in small companies, our focus is on medium-sized companies. We believe medium-sized companies, in general, are more stable than smaller companies and involve less risk due to their larger size, greater experience, and more extensive financial resources. In addition, we maintain a well-diversified portfolio, select stocks carefully, and monitor them continually.

Interest rate risk

Interest rate risk is the risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because small and medium-sized companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.

How the Fund strives to manage it:  We analyze each company's financial situation and its cash flow to determine the company's ability to finance future expansions and operations.  The potential effect that rising interest rates might have on a stock is also taken into consideration before it is purchased.

Credit risk

Credit risk is the possibility that a bond's issuer (or an entity that insures the bond) will be unable to make timely payments of interest and principal. Bonds rated below investment grade are particularly subject to this risk.

How the Fund strives to manage it: Fixed income securities are not typically a significant component of our strategy. However, when we do invest in fixed income securities, we will not hold more that 15% of the Fund's net assets in high yield, noninvestment grade bonds. This limitation, combined with our careful, credit-oriented bond selection and our commitment to hold a diversified selection of high yield bonds are designed to manage this risk.

Futures and options risk

Futures and options risk is the possibility that a fund may experience a significant loss if it employs an options or futures strategy related to a security or a market index and that security or index moves in the opposite direction from what the portfolio manager anticipated. Futures and options also involve additional expenses, which could reduce any benefit or increase any loss to a fund from using the strategy.

How the Fund strives to manage it:  We may use options and futures to protect gains in the portfolio without actually selling a security. We may also use options and futures to quickly invest excess cash so that the portfolio is generally fully invested.

Foreign risk

Foreign risk is the risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic or government conditions, increased transaction costs, or inadequate regulatory and accounting standards.

How the Fund strives to manage it: We typically invest only a small portion of the Fund's portfolio in foreign corporations indirectly through ADRs. When we do purchase ADRs, they are generally denominated in U.S. dollars and traded on a U.S. exchange.

Emerging markets risk

Emerging markets risk is the possibility that the risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, in many emerging markets there is substantially less publicly available information about issuers and the information that is available tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets, which are subject to less government regulation or supervision, may also be smaller, less liquid, and subject to greater price volatility.

How the Fund strives to manage it:  The Fund may invest in emerging market securities. Striving to manage this risk for the Fund, the Manager carefully screens securities within emerging markets and attempts to consider material risks associated with an individual company or bond issuer.

Political risk

Political risk is the risk that countries or an entire region may experience political instability. This may cause greater fluctuation in the value and liquidity of investments due to changes in currency exchange rates, governmental seizures, or nationalization of assets.

How the Fund strives to manage it:  The Manager evaluates the political situations in the countries where the Fund invests and takes into account any potential risks before we select securities for the Fund. However, there is no way to eliminate political risk when investing internationally. In emerging markets, political risk is typically more likely to affect the economy and share prices than in developed markets.

Currency risk

Currency risk is the risk that the value of a fund's investments may be negatively affected by changes in foreign currency exchange rates. Adverse changes in exchange rates may reduce or eliminate any gains produced by investments that are denominated in foreign currencies and may increase any losses.

How the Fund strives to manage it: The Manager may try to hedge the Fund's currency risk by purchasing foreign currency exchange contracts. If the Fund agrees to purchase or sell foreign securities at a pre-set price on a future date, the Manager may attempt to protect the value of a security the Fund owns from future changes in currency rates. If the Fund has agreed to purchase or sell a security, the Manager may also use foreign currency exchange contracts to "lock-in" the security's price in terms of U.S. dollars or another applicable currency. The Fund may use forward currency exchange contracts only for defensive or protective measures, not to enhance portfolio returns. However, there is no assurance that such a strategy will be successful. Hedging is typically less practical in emerging markets.

Information risk

Information risk is the risk that foreign companies may be subject to different accounting, auditing, and financial reporting standards than U.S. companies. There may be less information available about foreign issuers than domestic issuers. Furthermore, regulatory oversight of foreign issuers may be less stringent or less consistently applied than in the U.S.

How the Fund strives to manage it: The Manager conducts fundamental research on the companies that the Fund invests in rather than relying solely on information available through financial reporting. As part of its worldwide research process, the Manager emphasizes company visits. The Manager believes this will help it to better uncover any potential weaknesses in individual companies.

Inefficient market risk

Inefficient market risk is the risk that foreign markets may be less liquid, have greater price volatility, less regulation, and higher transaction costs than U.S. markets.

How the Fund strives to manage it:  The Fund will attempt to reduce this risk by investing in a number of different countries, noting trends in the economy, industries, and financial markets.

Transaction costs risk

Transaction costs risk is the risk that the costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

How the Fund strives to manage it:  The Fund is subject to this risk. The Manager strives to monitor transaction costs and to choose an efficient trading strategy for the Fund.

Liquidity risk

Liquidity risk is the possibility that securities cannot be readily sold within seven days at approximately the price at which a fund has valued them.

How the Fund strives to manage it: The Fund limits exposure to illiquid securities to no more than 15% of its net assets.

Counterparty risk

If a fund enters into a derivative contract (such as a swap, futures, or options contract) or a repurchase agreement, it will be subject to the risk that the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization). As a result, the fund may experience significant delays in obtaining any recovery, may only obtain a limited recovery, or may obtain no recovery at all.

How the Fund strives to manage it: The Fund tries to minimize this risk by considering the creditworthiness of all parties before it enters into transactions with them. The Fund will hold collateral from counterparties consistent with applicable regulations.

Government and regulatory risks

Governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets. Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures. For example, an economic or political crisis may lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, or other measures that could be detrimental to the investments of a fund.

How the Fund strives to manage it:  We evaluate the economic and political climate in the U.S. before selecting securities for the Fund. We typically diversify the Fund's assets among a number of different securities in a variety of sectors in order to minimize the impact to the Fund of any legislative or regulatory development affecting particular issuers, or market sectors.

Disclosure of portfolio holdings information

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

Who manages the Fund

Investment manager

The Manager is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc. (DMHI).  DMHI is a wholly owned subsidiary of the Macquarie Group, Ltd.  The Manager makes investment decisions for the Fund, manages the Fund's business affairs, and provides daily administrative services. For its services to the Fund, the Manager was paid an aggregate fee, net of fee waivers, of 0.42% of average daily net assets during the last fiscal year.

A discussion of the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended September 30, 2009.

Portfolio managers

Christopher J. Bonavico and Kenneth F. Broad have primary responsibility for making day-to-day investment decisions for the Fund. Messrs. Bonavico and Broad assumed responsibility for the Fund in January 2010.

Christopher J. Bonavico, CFA, Vice President, Senior Portfolio Manager, Equity Analyst
Christopher J. Bonavico joined Delaware Investments in April 2005 as a senior portfolio manager on the firm's Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. He was most recently a principal and portfolio manager at Transamerica Investment Management, where he managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Bonavico received his bachelor's degree in economics from the University of Delaware.

Kenneth F. Broad, CFA, Vice President, Senior Portfolio Manager, Equity Analyst
Kenneth F. Broad joined Delaware Investments in April 2005 as a senior portfolio manager on the firm's Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Most recently, he was a principal and portfolio manager at Transamerica Investment Management, where he also managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 2000, he was a portfolio manager with The Franklin Templeton Group and was a consultant in the business valuation and merger and acquisition group at KPMG Peat Marwick. He received an MBA from the University of California at Los Angeles and his bachelor's degree in economics from Colgate University.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of Fund shares.

Manager of managers structure

The Fund and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Board, to appoint and replace sub-advisors, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Fund's Board, for overseeing the Fund's sub-advisors and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-advisor that is affiliated with the Fund or the Manager. While the Manager does not currently expect to use the Manager of Managers Structure with respect to the Fund, the Manager may, in the future, recommend to the Fund's Board the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisors to manage all or a portion of the Fund's portfolio.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to sub-advisors or sub-advisory agreements within 90 days of the changes.

Who's who

Board of trustees: A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the fund's service providers. The Fund relies on certain exemptive rules adopted by the SEC that require the board of trustees to be composed of a majority of trustees independent of a fund's investment manager and distributor.

Investment manager: An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs and the fee the manager is entitled to receive.

Portfolio managers: Portfolio managers make investment decisions for individual portfolios.

Distributor: Most mutual funds continuously offer new shares to the public through distributors that are regulated as broker/dealers and are subject to the Financial Industry Regulatory Authority (FINRA) rules governing mutual fund sales practices.

Service agent: Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains, and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Custodian: Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets.

Shareholders: Mutual fund shareholders have specific voting rights on matters such as material changes in the terms of a fund's management contract and changes to fundamental investment policies.

About your account

Investing in the Fund

Institutional Class shares are available for purchase only by the following:

  retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover IRAs from such plans;

  tax-exempt employee benefit plans of the Manager or its affiliates and of securities dealer firms with a selling agreement with the Distributor;

  institutional advisory clients (including mutual funds) of the Manager or its affiliates, as well as those clients' affiliates, and their corporate sponsors, subsidiaries, related employee benefit plans, and rollover IRAs of, or from, such institutional advisory accounts;

  a bank, trust company, or similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

  RIAs investing on behalf of clients that consist solely of institutions and high net worth individuals having at least $1 million entrusted to an RIA for investment purposes (use of the Institutional Class shares is restricted to RIAs who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients);

  certain plans qualified under Section 529 of the Code, for which the the Manager, Distributor, or the Fund's service agent, or one or more of their affiliates provide record keeping, administrative, investment management, marketing, distribution, or similar services;

  programs sponsored by and/or controlled by financial intermediaries where: (1) such programs allow or require the purchase of Institutional Class shares; (2) the financial intermediary has entered into an agreement covering the arrangement with the Distributor and/or the Fund's transfer agent; and (3) the financial intermediary (i) charges clients an ongoing fee for advisory, investment consulting or similar services, or (ii) offers the Institutional Class shares through a no-commission network or platform; or

  private investment vehicles, including, but not limited to, foundations and endowments.

Payments to intermediaries

The Distributor and its affiliates may pay additional compensation (at their own expense and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Fund shares and/or shareholder servicing, including providing the Fund with "shelf space" or a higher profile with the Financial Intermediaries' consultants, salespersons, and customers (distribution assistance). The level of payments made to a qualifying Financial Intermediary in any given year will vary. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

If a mutual fund sponsor or distributor makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that particular mutual fund than sponsors or distributors of other mutual funds make to your Financial Intermediary with respect to the distribution of the shares of their mutual funds, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund making the higher payments over shares of other mutual funds or over other investment options. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of the Fund's shares.

For more information, please see the SAI.

How to buy shares

By mail

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, P.O. Box 219691, Kansas City, MO 64121-9691 or 430 W. 7th Street, Kansas City, MO 64105-1407 for investments by overnight courier service. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

Please note that purchase orders submitted by mail will not be accepted until such orders are received by Delaware Investments at P.O. Box 219691, Kansas City, MO 64121-9691 for investments by regular mail or 430 W. 7th Street, Kansas City, MO 64105-1407 for investments by overnight courier service. Please do not send purchase orders to 2005 Market Street, Philadelphia, PA 19103-7094.

By wire

Ask your bank to wire the amount you want to invest to The Bank of New York Mellon, ABA #021000018, bank account number 8900403748. Include your account number and the name of the fund and class of shares in which you want to invest. If you are making an initial purchase by wire, you must first call us at 800 362-7500 so we can assign you an account number.

By exchange

You may exchange all or part of your investment in one or more Delaware Investments® Funds for shares of other Delaware Investments® Funds. Please keep in mind, however, that you may not exchange your shares for Class A shares, other than Delaware Cash Reserve® Fund. You may not exchange shares for Class B, Class C, or Class R shares. To open an account by exchange, call your Client Services Representative at 800 362-7500.

Through your financial advisor

Your financial advisor can handle all the details of purchasing shares, including opening an account. Your financial advisor may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. If an authorized agent or we receive your order before the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern time, you will pay that day's closing share price, which is based on a fund's NAV. If your order is received after the close of regular trading on the NYSE, you will pay the next Business Day's price.  We reserve the right to reject any purchase order.

We determine the NAV per share for each class of the Fund at the close of regular trading on the NYSE on each Business Day. The NAV per share for each class of the Fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. We generally price securities and other assets for which market quotations are readily available at their market value. For a fund that invests in foreign securities, the fund's NAV may change on days when a shareholder will not be able to purchase or sell fund shares because foreign markets are open at times and on days when U.S. markets are not. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board. For all other securities, we use methods approved by the Board that are designed to price securities at their fair market value.

Fair valuation

When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets), and/or U.S. sector or broad stock market indices. The price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

The Board has delegated responsibility for valuing the Fund's assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board and which is subject to the Board's oversight.

Document delivery

If you have an account in the same Delaware Investments® Fund as another person or entity at your address, we send one copy of the Fund's prospectus and annual and semiannual reports to that address, unless you opt otherwise. This will help us reduce the printing and mailing expenses associated with the Fund. We will continue to send one copy of each of these documents to that address until you notify us that you wish to receive individual materials. If you wish to receive individual materials, please call your Client Services Representative at 800 362-7500. We will begin sending you individual copies of these documents 30 days after receiving your request.

How to redeem shares

By mail

You may redeem your shares (sell them back to the Fund) by mail by writing to: Delaware Investments, P.O. Box 219691, Kansas City, MO 64121-9691 or 430 W. 7th Street, Kansas City, MO 64105-1407 for redemptions by overnight courier service. All owners of the account must sign the request. For redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on the account.

Please note that redemption orders submitted by mail will not be accepted until such orders are received by Delaware Investments at P.O. Box 219691, Kansas City, MO 64121-9691 for redemptions by regular mail or 430 W. 7th Street, Kansas City, MO 64105-1407 for redemptions by overnight courier service. Please do not send redemption requests to 2005 Market Street, Philadelphia, PA 19103-7094.

By telephone

You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

By wire

You may redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next Business Day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

Through your financial advisor

Your financial advisor can handle all the details of redeeming your shares (selling them back to the Fund). Your financial advisor may charge a separate fee for this service.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and an authorized agent or we receive the request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV determined on the next Business Day. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next Business Day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

Redemptions-in-kind

The Fund has reserved the right to pay for redemptions with portfolio securities under certain conditions. See the SAI for more information on redemptions-in-kind.

Account minimum

If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days' written notice to you.

Exchanges

You may generally exchange all or part of your shares for shares of the same class of another Delaware Investments® Fund. If you exchange shares to a fund that has a sales charge, you will pay any applicable sales charges on your new shares. You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class A shares of another Delaware Investments® Fund, other than Delaware Cash Reserve® Fund. You may not exchange your shares for Class B, Class C, or Class R shares of another Delaware Investments® Fund. The Fund may refuse the purchase side of any exchange request, if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.

Frequent trading of Fund shares

The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Board has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Fund and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern of market timing in any Delaware Investments® Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive, rapid, short-term "roundtrips" — that is, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 Business Days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within 90 rolling calendar days as a previous short-term roundtrip in that fund, you may be considered a market timer. In determining whether market timing has occurred, the Fund will consider short-term roundtrips to include rapid purchases and sales of Fund shares through the exchange privilege. The Fund reserves the right to consider other trading patterns to be market timing.

Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund's market timing policy are not necessarily deemed accepted by the Fund and may be rejected by the Fund on the next Business Day following receipt by the Fund.

Redemptions will continue to be permitted in accordance with the Fund's current Prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a CDSC, or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

The Fund reserves the right to modify this policy at any time without notice, including modifications to the Fund's monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Fund's shareholders. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Fund's market timing policy does not require the Fund to take action in response to frequent trading activity. If the Fund elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of market timing

By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may also force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect the Fund's performance, if, for example, the Fund incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV (normally 4:00 p.m. Eastern time). Developments that occur between the closing of the foreign market and a fund's NAV calculation may affect the value of these foreign securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the fund's NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Transaction monitoring procedures

The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which include scrutinizing transactions in Fund shares for violations of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans; plan exchange limits; U.S. Department of Labor regulations; certain automated or pre-established exchange, asset-allocation, or dollar cost averaging programs; or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund will attempt to have financial intermediaries apply the Fund's monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, to the extent that a financial intermediary is not able or willing to monitor or enforce the Fund's frequent trading policy with respect to an omnibus account, the Fund or its agents may require the financial intermediary to impose its frequent trading policy, rather than the Fund's policy, to shareholders investing in the Fund through the financial intermediary.

A financial intermediary may impose different requirements or have additional restrictions on the frequency of trading than the Fund. Such restrictions may include, without limitation, requiring the trades to be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently purchased or redeemed Fund shares, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular financial intermediaries may vary depending on systems capabilities, applicable contractual and legal restrictions, and cooperation of those financial intermediaries.

You should consult your financial intermediary regarding the application of such restrictions and to determine whether your financial intermediary imposes any additional or different limitations. In an effort to discourage market timers in such accounts, the Fund may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account's authorization to purchase Fund shares.

Limitations on ability to detect and curtail market timing

Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Fund shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Dividends, distributions, and taxes

Dividends and distributions

The Fund intends to qualify each year as a regulated investment company under the Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. The Fund will also distribute net realized capital gains, if any, at least annually, usually in December. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual statements

Each year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099 to reflect reclassified information.

Avoid "buying a dividend"

At the time you purchase your Fund shares, the Fund's net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as "buying a dividend."

Tax considerations

The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. With respect to taxable years of the Fund beginning before January 1, 2011, unless such provision is extended or made permanent, a portion of income dividends designated by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

Sale or redemption of Fund shares. A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Delaware Investments® Fund is the same as a sale.

Backup withholding. By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. The Fund also must withhold if the Internal Revenue Service instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Other. Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by the Fund from long-term capital gains, if any, and, with respect to taxable years of the Fund that began before January 1, 2010 (unless such sunset date is extended, possibly retroactively to January 1, 2010, or made permanent), interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

This discussion of "Dividends, distributions, and taxes" is not intended or written to be used as tax advice. Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Certain management considerations

Investments by funds of funds and similar investment vehicles

The Fund may accept investments from funds of funds, as well as from similar investment vehicles, such as 529 Plans. A "529 Plan" is a college savings program that operates under Section 529 of the Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

Financial highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young, LLP, independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request by calling 800 362-7500.

Delaware Smid Cap Growth Fund

Institutional Class Shares	2009	2008	2007	2006	Year ended Sept. 30, 2005
Net asset value, beginning of period	$19.710	$28.650	$24.730	$24.620	$20.210
Income (loss) from investment operations:
Net investment loss[1]	(0.039)	(0.060)	(0.094)	(0.074)	(0.097)
Net realized and unrealized gain (loss) on investments	(0.509)	(6.128)	5.618	1.209	4.507
Total from investment operations	(0.548)	(6.188)	5.524	1.135	4.410
Less dividends and distributions from:
Net realized gain on investments	(1.692)	(2.752)	(1.604)	(1.025)	—
Total dividends and distributions	(1.692)	(2.752)	(1.604)	(1.025)	—
Net asset value, end of period	$17.470	$19.710	$28.650	$24.730	$24.620
Total return[2]	0.39%	(23.81%)	23.28%	4.53%	21.82%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,649	$4,697	$6,927	$7,816	$8,196
Ratio of expenses to average net assets	1.14%	1.12%	1.13%	1.13%	1.14%
Ratio of expenses to average net assets prior to fees waived and expense paid indirectly	1.46%	1.22%	1.17%	1.13%	1.14%
Ratio of net investment loss to average net assets	(0.31%)	(0.28%)	(0.39%)	(0.31%)	(0.46%)
Ratio of net investment loss to average net assets prior to fees waived and expense paid indirectly	(0.63%)	(0.38%)	(0.43%)	(0.31%)	(0.46%)
Portfolio turnover	106%	101%	86%	80%	84%
1	The average shares outstanding method has been applied for per share information.
2

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager, as applicable. Performance would have been lower had the waiver not been in effect.

How to read the financial highlights

Net investment income (loss)
Net investment income (loss) includes dividend and interest income earned from a fund's investments; it is calculated after expenses have been deducted.

Net realized and unrealized gain (loss) on investments
 A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions from: Net realized gain on investments."

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end sales charges and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
 Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income (loss) to average net assets
We determine this ratio by dividing net investment income (loss) by average net assets.

Portfolio turnover
 This figure tells you the amount of trading activity in a fund's portfolio. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

Additional information

Contact information

  Web site: www.delawareinvestments.com

  E-mail: service@delinvest.com

  Client Services Representative: 800 362-7500

  Delaphone Service: 800 362-FUND (800 362-3863)

For convenient access to account information or current performance information on all Delaware Investments® Funds seven days a week, 24 hours a day, use this touch-tone service.

Additional information about the Fund's investments is available in its annual and semiannual shareholder reports. In the Fund's annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can find more information about the Fund in its current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference). To receive a free copy of the SAI, or the annual or semiannual report, or if you have any questions about investing in the Fund, write to us at P.O. Box 219691, Kansas City, MO 64121-9691 by regular mail or
 430 W. 7th Street, Kansas City, MO 64105-1407 by overnight courier service, or call toll-free 800 362-7500. The SAI and shareholder reports are available, free of charge, through the Fund's web site (www.delawareinvestments.com). You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR database on the SEC web site (www.sec.gov). You can get copies of this information, after paying a duplication fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC,
 100 F Street, NE, Washington, DC 20549-1520. Information about the Fund, including its SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202 551-8090.

PR-045 [9/09] PDF 15802 [10/10]

Investment Company Act number: 811-04413